UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A

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CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 22, 2006

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Blast Energy Services, Inc.
(Exact name of registrant as specified in its charter)

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California (State or Other Jurisdiction of Incorporation)
333-64122 (Commission File Number)	22-3755993 (I.R.S. Employer Identification No.)
14550 Torrey Chase Boulevard, Suite 330 Houston, Texas (Address of Principal Executive Offices)	77014-1022 (Zip Code)

(281) 453-2888
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁪ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁪ Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

⁪ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁪ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements

This amendment to Form 8-K is being filed pursuant to Item 4.02(a) of such form to clarify the basis for such disclosure. On March 22, 2006 Blast Energy Services received comments from the Securities and Exchange Commission that the Company should restate the financial statements for the year ended December 31, 2004 included in its 2004 Annual Report on Form 10-KSB and the 2005 financial statements included in the three 2005 Quarterly Reports on Form 10-QSB. The Company, in consultation with its independent accountants plans to restate said financials the week ending March 31, 2006. The purpose of the restatement is to reflect a $3.2 million non-cash adjustment to impair the carrying value of the Landers’ License as of December 31, 2004. This restatement was discussed and approved by the Company’s Board of Directors on March 23, 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLAST ENERGY SERVICES, INC. (Registrant)
Dated: March 29, 2006	By:	s/David M. Adams
David M. Adams
Chief Operating Officer

Dated: March 29, 2006	By:	s/John O’Keefe
John O’Keefe
Chief Financial Officer